UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________________
FORM 8-K
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2016

 ____________________________________________________________________
OASIS PETROLEUM INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 404-9500
Not Applicable.
(Former name or former address, if changed since last report)
____________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On January 28, 2016, Oasis Petroleum Inc. (the “Company”) issued the news release that is attached hereto as Exhibit 99.1 (the “News Release”). In the News Release, the Company provided select 2015 operational results, preliminary financial results and reserve information for 2015, and provided its preliminary 2016 outlook.
Item 8.01 Other Events.
As part of the News Release, on January 28, 2016, the Company announced that it increased average daily production 11% year-over-year to 50,477 barrels of oil equivalent per day (“Boepd”) in 2015 and increased fourth quarter of 2015 production to 50,652 Boepd, which exceeded the high-end of guidance of 49,000 Boepd. The Company completed and placed on production 80 gross (62.4 net) operated wells during 2015 and 16 gross (10.7 net) operated wells during the fourth quarter of 2015. As of December 31, 2015, the Company had 85 gross operated wells awaiting completion. The Company expects that its capital expenditures will be between $605 million and $615 million for the year ended December 31, 2015, as compared to its previously forecasted budget of $670 million. At December 31, 2015, the Company had $138 million of borrowings outstanding under its revolving credit facility, as compared to $180 million drawn at September 30, 2015.
Select Financial Update for 4Q 2015 and Year End 2015
Oasis is providing select preliminary unaudited financial results for the fourth quarter and fiscal year 2015. Oasis has prepared the preliminary financial data presented below based on the most current information available to management. The Company’s normal financial reporting processes with respect to the preliminary financial data have not been fully completed, and PricewaterhouseCoopers LLP has not audited, reviewed, compiled or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. As a result, the Company’s actual financial results could be different from this preliminary financial data, and any differences could be material. The following table provides the Company’s preliminary estimates for oil prices and differentials and natural gas prices for the fourth quarter of 2015:

4Q15
WTI (NYMEX)	$42.07
Realized Price for Oil	$37.67 - $37.87
Oil Differential	10.0% - 10.5%
Natural Gas ($ per mcf)	$1.85 - $2.10
During the fourth quarter of 2015, the Company produced 50,652 Boepd, of which 85.5% was oil. The Company had net cash settlement receipts from derivative instruments of $79.0 million in the fourth quarter of 2015, including receipts from contract settlements in September 2015, October 2015 and November 2015. The Company's derivative instruments do not qualify for and were not designated as hedging instruments for accounting purposes.
The following table provides the Company’s preliminary expense estimates for the fourth quarter of 2015 and full year of 2015 compared to prior guidance:

	4Q15	FY15	Prior Guidance
Metric
LOE ($/boe)	$6.80 to $7.00	$7.80 to $7.90	$8.00 to $8.50
Marketing, transportation and gathering expenses (1)	$1.45 to $1.65	$1.55 to $1.65	$1.50 to $1.80
G&A ($ in millions)	$25.0 to $26.5	$92.2 to $93.7	$90 to $95
Production taxes (% of oil and gas revenues)	9.8% to 10.0%	9.6% to 9.7%	9.0% to 10.0%

1)	Excludes non-cash valuation charges on pipeline imbalances and linefill.
Additionally, as a result of the current commodity price environment, the Company expects to recognize non-cash impairment charges ranging from $20.0 million to $22.0 million during the fourth quarter of 2015 related to both its proved and unproved oil and natural gas properties. The Company does not currently expect to recognize additional impairment charges related to its proved oil and natural gas properties as of December 31, 2015; however, in future periods, as different commodity prices are applied to the Company’s proved property impairment analyses, the Company may recognize additional impairment charges, and those amounts may be material.

Estimated Net Proved Reserves
The Company’s estimated net proved reserves and related PV-10 at December 31, 2015 are based on reports prepared by DeGolyer and MacNaughton, independent reserve engineers. In preparing its reports, DeGolyer and MacNaughton evaluated properties representing all of the Company’s PV-10 at December 31, 2015 in accordance with rules and regulations of the Securities and Exchange Commission (“SEC”) applicable to companies involved in oil and natural gas producing activities (the “2015 Report”). The following reserve information does not give any effect to or reflect Oasis’ commodity hedges and utilizes an average WTI oil price of $50.16 per barrel and an average natural gas price of $2.63 per MMBtu. These prices were adjusted by lease for quality, transportation fees, geographical differentials, marketing bonuses or deductions and other factors affecting the price received at the wellhead. All of the Company’s estimated proved undeveloped reserves at December 31, 2015 are expected to be developed within the next five years. Oasis’ estimated net proved oil and natural gas reserves at December 31, 2015 were 218.2MMBoe and consisted of 184.9 million barrels ("MMBbls") of oil and 199.8 billion cubic feet ("Bcf") of natural gas. The table below summarizes the Company’s estimated net proved reserves and related PV-10 at December 31, 2015:

	December 31, 2015
	Net Estimated Reserves (MMBoe)	PV-10 (1) (in millions)
Proved Developed	147.6	$1,812.1
Undeveloped	70.6	$210.6
Total Proved	218.2	$2,022.7

1)
PV-10 is a non-GAAP financial measure and generally differs from Standardized Measure, the most directly comparable GAAP financial measure, because it does not include the effect of income taxes on discounted future net cash flows.

The foregoing description of the 2015 Report is a summary only and is qualified in its entirety by reference to the complete text of the 2015 Report, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Hedging Activity
As of January 28, 2016, the Company had the following outstanding commodity derivative contracts, all of which are priced relative to WTI and settle monthly:

Type	Swap Price	Bopd
2016 Swaps
First Half	$54.20	28,000
Second Half	$51.40	25,000
2017 Swaps
Full Year	$49.25	6,000
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of DeGolyer and MacNaughton.
99.1
News Release, dated January 28, 2016, titled “Oasis Petroleum Inc. Announces Select Operational Results, Preliminary Financial Results and Reserve Information for 2015 and Its Preliminary 2016 Outlook.”

99.2	Report of DeGolyer and MacNaughton.

THE INFORMATION CONTAINED IN ITEM 2.02 OF THIS CURRENT REPORT, INCLUDING EXHIBIT 99.1 ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS PETROLEUM INC. (Registrant)

Date: January 28, 2016	By:	/s/ Nickolas J. Lorentzatos
Nickolas J. Lorentzatos
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of DeGolyer and MacNaughton.
99.1
News Release, dated January 28, 2016, titled “Oasis Petroleum Inc. Announces Select Operational Results, Preliminary Financial Results and Reserve Information for 2015 and Its Preliminary 2016 Outlook.”

99.2	Report of DeGolyer and MacNaughton.